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                                                                  EXECUTION COPY

                      SUPPLEMENT TO SUBSIDIARIES GUARANTEE

            SUPPLEMENT, dated as of August 22, 2001 (this "Supplement"), made by BENGAL ACQUISITION CORP., a Delaware corporation, O'GARA-HESS & EISENHARDT ARMORING COMPANY, a Delaware corporation, THE O'GARA COMPANY, an Ohio corporation, O'GARA SECURITY ASSOCIATES, INC., an Ohio corporation, INTERNATIONAL TRAINING, INC., a Virginia corporation, ITI LIMITED PARTNERSHIP, an Ohio limited partnership, ARMOR BRANDS, INC., a Delaware corporation, ARMORGROUP INTEGRATED SYSTEMS, INC., a Delaware corporation, ARMOR HOLDINGS GP, LLC, a Delaware limited liability company, ARMOR HOLDINGS LP, LLC, a Delaware limited liability company, BREAK-FREE ARMOR CORP., a Delaware corporation, GLOBAL SUPPORT SYSTEMS, INC., a Delaware corporation, LIGHTNING POWDER COMPANY, INC., a Delaware corporation, MONADNOCK LIFETIME PRODUCTS, INC., a Delaware corporation, NAP PROPERTY MANAGERS, LLC, a California limited liability company, NETWORK AUDIT SYSTEMS, INC., a Delaware corporation, NEW TECHNOLOGIES ARMOR, INC., a Delaware corporation, USDS, INC. a Delaware corporation, BREAK-FREE INC., a Delaware corporation, CASCO INTERNATIONAL, INC., a New Hampshire corporation, MONADNOCK LIFETIME PRODUCTS, INC., a New Hampshire corporation, MONADNOCK POLICE TRAINING COUNCIL, INC., a New Hampshire corporation, NAP PROPERTIES, LTD., a California limited partnership, and SAFARI LAND GOVERNMENT SALES, INC., a California corporation, (each an "Additional Guarantor", collectively the "Additional Guarantors"), in favor of BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders (the "Lenders") and Bank of America, N.A., as issuer of the Letters of Credit (in such capacity, the "Issuing Lender") pursuant to the Amended and Restated Credit Agreement, dated as of August 22, 2001 (as further amended, supplemented or otherwise modified as of the date hereof, the "Credit Agreement"), among Armor Holdings, Inc. (the "Borrower"), the Lenders, the Administrative Agent, Banc of America Securities LLC, as sole lead arranger and book manager, First Union National Bank, as documentation agent, and SunTrust Bank, as co-agent. All capitalized terms not defined herein shall have the meanings ascribed to them in the Credit Agreement.

                                    RECITALS

            WHEREAS, in connection with the Credit Agreement, the Subsidiaries of the Borrower (other then the Additional Guarantors) (each a "Guarantor", collectively the "Guarantors") have entered into the Subsidiaries Guarantee, dated as of February 12, 1999, in favor of Canadian Imperial Bank of Commerce, the original administrative agent (the "Original Administrative Agent"), for the ratable benefit of the Lenders and the Issuing Lender (as amended, supplemented or otherwise modified as of the date hereof, the "Subsidiaries Guarantee");

            WHEREAS, pursuant to the Credit Agreement, each Lender and the Borrower have acknowledged and agreed that Bank of America, N.A. as Administrative Agent has succeeded to

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all of the rights, powers and duties of the Original Administrative Agent under the Subsidiaries Guarantee and the other Loan Documents.

            WHEREAS, Section 9.9 of the Credit Agreement requires that should the Borrower at any time acquire or form any Domestic Subsidiary, such Domestic Subsidiary shall become party to the Subsidiaries Guarantee;

            WHEREAS, the Additional Guarantors have agreed to execute and deliver this Supplement in order to become parties to the Subsidiaries Guarantee.

               NOW, THEREFORE, IT IS AGREED:

            1. Subsidiaries Guarantee. By executing and delivering this Supplement, each Additional Guarantor, as provided in Section 25 of the Subsidiaries Guarantee, hereby becomes a party to the Subsidiaries Guarantee as Guarantors thereunder with the same force and effect as if originally named therein as Guarantors and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of Guarantors thereunder. Each Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 10 of the Subsidiaries Guarantee is true and correct on and as of the date hereof (after giving effect to this Supplement) as if made on and as of such date. Each Guarantor hereby acknowledges and agrees that Bank of America, N.A. has succeeded to all the rights, powers and duties of the Original Administrative Agent under the Subsidiaries Guarantee and the other Loan Documents.

            2. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the undersigned have caused this Supplement to be duly executed and delivered as of the date first above written.


                                   BENGAL ACQUISITION CORP.



                                   By_______________________
                                       Name:  Robert R. Schiller
                                       Title: Vice President


                                   O'GARA-HESS & EISENHARDT ARMORING COMPANY



                                   By_______________________
                                       Name:  Robert R. Schiller
                                       Title: Vice President and Secretary



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                                   THE O'GARA COMPANY



                                   By_______________________
                                       Name:  Robert R. Schiller
                                       Title: Vice President and Secretary



                                   O'GARA SECURITY ASSOCIATES, INC.



                                   By_______________________
                                       Name:   Robert R. Schiller
                                       Title:  Vice President and Treasurer



                                   International Training, Inc.



                                   By_______________________
                                       Name:   Robert R. Schiller
                                       Title:  Secretary and Treasurer



                                   ITI LIMITED PARTNERSHIP

                                   By:  INTERNATIONAL TRAINING, INC.,
                                         as General Partner



                                   By_______________________
                                       Name:  Robert R. Schiller
                                       Title: Secretary and Treasurer


                                   ARMOR BRANDS, INC.



                                   By_______________________
                                       Name:  Stephen E. Croskrey
                                       Title: President
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                                   ARMORGROUP INTEGRATED SYSTEMS, INC.



                                   By_______________________
                                       Name:  Robert R. Schiller
                                       Title: Secretary


                                   ARMOR HOLDINGS GP, LLC



                                   By_______________________
                                       Name:  Robert R. Schiller
                                       Title: Vice President


                                   ARMOR HOLDINGS LP, LLC



                                   By_______________________
                                       Name:  Robert R. Schiller
                                       Title: Vice President


                                   BREAK-FREE ARMOR CORP.



                                   By_______________________
                                       Name:  Todd Smith
                                       Title: Secretary


                                   GLOBAL SUPPORT SYSTEMS, INC.



                                   By_______________________
                                       Name:  Mark Williams
                                       Title: Secretary and Treasurer

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                                   LIGHTNING POWDER COMPANY, INC.



                                   By_______________________
                                       Name:  Todd Smith
                                       Title: Secretary


                                   MONADNOCK LIFETIME PRODUCTS,
                                       INC., a Delaware corporation



                                   By_______________________
                                       Name:  Todd Smith
                                       Title: Secretary


                                   NETWORK AUDIT SYSTEMS, INC.



                                   By_______________________
                                       Name:  Robert R. Schiller
                                       Title: Secretary


                                   NEW TECHNOLOGIES ARMOR, INC.



                                   By_______________________
                                       Name:  Robert R. Schiller
                                       Title: Vice President


                                   USDS, INC.



                                   By_______________________
                                       Name:  Stephen E. Croskrey
                                       Title: Secretary

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                                   BREAK-FREE INC.



                                   By_______________________
                                       Name:  Todd Smith
                                       Title: Secretary


                                   CASCO INTERNATIONAL, INC.



                                   By_______________________
                                       Name:  Todd Smith
                                       Title: Secretary


                                   MONADNOCK LIFETIME PRODUCTS,
                                       INC., a New Hampshire corporation



                                   By_______________________
                                       Name:  Todd Smith
                                       Title: Secretary


                                   MONADNOCK POLICE TRAINING COUNCIL, INC.



                                   By_______________________
                                       Name:  Todd Smith
                                       Title: Secretary


                                   SAFARI LAND GOVERNMENT SALES, INC.



                                   By_______________________
                                       Name:  Todd Smith
                                       Title: Secretary
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                                   NAP PROPERTY MANAGERS, LLC


                                   By:  ARMOR HOLDINGS PROPERTIES,
                                        INC., Managing Member



                                   By_______________________
                                       Name:  Robert R. Schiller
                                       Title: Vice President


                                   NAP PROPERTIES, LTD.


                                   By:  NAP PROPERTY  MANAGERS, LLC,
                                        General Partner


                                   By:  ARMOR HOLDINGS PROPERTIES, INC.,
                                        Managing Member



                                   By_______________________
                                       Name:  Robert R. Schiller
                                       Title: Vice President